Grace News
Media Jamie Moser | Jim Golden Joele Frank, Wilkinson Brimmer Katcher T +1 212.355.4449 grace-jf@joelefrank.com	Investors Tania Almond T +1 410.531.4590 tania.almond@grace.com

Grace to Separate Into Two Industry-Leading Public Companies
Creates Two Focused Companies with
Improved Growth and Value Creation Potential
Conference Call for Investors Today at 8:30 a.m. Eastern Time

COLUMBIA, MD., February 5, 2015 - W. R. Grace & Co. (NYSE: GRA) (“Grace” or the “Company”) today announced that its Board of Directors has approved a plan to separate into two independent, publicly traded companies. The two companies, to be named prior to closing, will be “New Grace,” comprised of Grace’s Catalysts Technologies and Materials Technologies business segments (excluding the Darex packaging business), and “New GCP,” comprised of Grace’s Construction Products business segment and the Darex packaging business. The separation transaction is intended to be a tax-free spin-off to Grace shareholders for U.S. federal income tax purposes, and is expected to be completed in approximately 12 months.

“Grace has created significant shareholder value by focusing on our customers, driving innovation and growth, and executing a disciplined capital allocation strategy,” said Fred Festa, Grace Chairman and Chief Executive Officer. “Our Board and management team continuously evaluate strategic options to create value and, after a comprehensive review, determined that this separation is in the best interest of the Company and our shareholders. The time is right to create two strong, independent companies that will benefit from improved strategic focus, simplified operating structures, and more efficient capital allocation.”

"We have a world class team of talented people who have worked hard to transform Grace into a high performing company. Those efforts allow us to take this next important step in our evolution," continued Festa. "We’re confident that both teams will maintain the customer focus and commitment to growth and value creation that have been keys to our success.”

The Company believes that the planned separation will:

•
Enhance Strategic Focus: Two strong, focused operating companies with industry-leading market and technology positions, strong free cash flow and high returns on invested capital will be created through this transaction. Each company will be positioned to capture its distinct growth opportunities, focused on its unique customers, with more efficient capital allocation and the scale and cash flow needed for growth and value creation.

•
Simplify Operating Structures; Create Strong Financial Profiles: Each company presents compelling growth and margin profiles. Simplified operating structures will improve management focus and allow improved cost productivity and optimized functional support. Optimized capital structures will provide financial flexibility to pursue organic growth and M&A opportunities.

•
Create Distinct Investment Identities: New Grace and New GCP will provide unique and compelling investment opportunities with different growth drivers and simpler investor theses. Investors will have the opportunity to evaluate and invest in each business based on its respective financial profile, performance and prospects.

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Two Focused Businesses

New Grace
After the separation, New Grace will consist of the Company’s existing Catalysts Technologies business and its Materials Technologies business (excluding the Darex packaging business). The Company expects New Grace to continue to be a global leader in process catalysts and specialty silicas. New Grace will be a high margin, technologically advanced business focused on growth, margin expansion and strong cash flow. With its materials science expertise and complex manufacturing capabilities, New Grace will continue to deliver high-value, differentiated technologies to maintain its global leadership positions and drive additional growth and margin expansion. The business will remain differentiated by best in class manufacturing, technical sales and service and R&D.

Post separation, the Company expects New Grace to have sales of approximately $1.8 billion (approximately $2.2 billion including sales from our unconsolidated ART JV)(1). The Company believes that New Grace will seek to make strategic bolt-on acquisitions in its core segments as well as acquisitions to expand its high margin, high-performance specialty chemicals and performance materials portfolio. The Company expects New Grace’s net leverage at the time of the spin-off to be between 2.0x and 2.5x Adjusted EBITDA.

New GCP
The Company expects New GCP to continue to be a leader in cement and concrete chemicals, specialty building materials and can sealants and coatings with strong brands and positions. New GCP will aim to leverage its independent company platform and strong free cash flow to accelerate growth in its global construction products segments and to maintain its segment leadership positions in can sealants and coatings. New GCP will have the financial flexibility to grow both organically and through acquisitions in its construction products business.

Including Darex in the new company provides significant value to New GCP, including higher and more stable cash flows and margins. The businesses also share many integrated manufacturing sites around the world, providing strong operating leverage. With Darex, New GCP can support higher financial leverage, giving it additional resources to pursue its growth objectives.

Post separation, the Company expects New GCP to have sales of approximately $1.5 billion(1). The Company expects New GCP’s net leverage at the time of the spin-off to be between 3.0x and 3.5x Adjusted EBITDA.

Experienced and Proven Leadership

Upon completion of the transaction, New Grace will continue to be led by Fred Festa, Chairman and Chief Executive Officer, and Hudson La Force, Senior Vice President and Chief Financial Officer.

Greg Poling, currently President and Chief Operating Officer of Grace, will lead New GCP as President and Chief Executive Officer.

Additional Information

The separation transaction is intended to be a tax-free spin-off to Grace shareholders for U.S. federal income tax purposes. The separation is subject to customary closing conditions, including final approval by Grace’s Board of Directors.

Advisors

Goldman, Sachs & Co. is serving as financial advisor to Grace, and Wachtell, Lipton, Rosen & Katz is serving as legal counsel.

1 Year ended December 31, 2014, reflecting business segment separation.

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Conference Call

Grace will discuss the transaction during an investor conference call and webcast today starting at 8:30 a.m. ET. To access the call and webcast, interested participants should go to the Investors - Events & Presentations portion of the company's web site, www.grace.com, and click on the webcast link. The investor presentation will be available at 8:00 a.m., ET.

Those without access to the Internet can listen to the investor call by dialing +1 877.415.3178 (U.S.) or +1 857.244.7321 (International) and entering participant passcode 20461224.

An audio replay will be available after 10:00 a.m. ET today. The replay will be accessible by dialing +1 888.286.8010 (U.S.) or +1 617.801.6888 (International) and entering participant passcode 20291966. The replay will be available for one week.

About Grace
Built on talent, technology, and trust, Grace is a leading global supplier of catalysts; engineered and packaging materials; and specialty construction chemicals and building materials. The company’s three industry-leading business segments-Grace Catalysts Technologies, Grace Materials Technologies, and Grace Construction Products-provide innovative products, technologies, and services that improve the products and processes of our customer partners in over 150 countries around the world. Grace employs approximately 6,500 people in over 40 countries and had 2014 net sales of $3.2 billion. More information is available at www.grace.com.

This announcement contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation: risks related to foreign operations, especially in emerging regions; the cost and availability of raw materials and energy; the effectiveness of its research and development and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting Grace’s outstanding indebtedness; developments affecting Grace's funded and unfunded pension obligations; its legal and environmental proceedings; uncertainties that may delay or negatively impact the spin-off or cause the spin-off to not occur at all; uncertainties related to the company’s ability to realize the anticipated benefits of the spin-off; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel during the period leading up to and following the spin-off; costs of compliance with environmental regulation; and those additional factors set forth in Grace's most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on Grace's projections and forward-looking statements, which speak only as the date thereof. Grace undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement.
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